Prospectus Supplement
JOHN HANCOCK CAPITAL SERIES
John Hancock Classic Value Fund
John Hancock U.S. Global Leaders Growth Fund
JOHN HANCOCK INVESTMENT TRUST
John Hancock Balanced Fund
John Hancock Disciplined Value International Fund
John Hancock Diversified Macro Fund
John Hancock Emerging Markets Equity Fund
John Hancock ESG International Equity Fund
John Hancock ESG Large Cap Core Fund
John Hancock Fundamental Large Cap Core Fund
John Hancock Global Thematic Opportunities Fund
John Hancock Infrastructure Fund
John Hancock International Dynamic Growth Fund
John Hancock Seaport Long/Short Fund
John Hancock Small Cap Core Fund
JOHN HANCOCK INVESTMENT TRUST II
John Hancock Financial Industries Fund
John Hancock Regional Bank Fund

Supplement dated March 5, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
Effective March 1, 2024, APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to each fund’s Prospectus, with respect to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill), is amended and restated in its entirety as follows:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (MERRILL)
Effective March 1, 2024, purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement“) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
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Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.

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Shares purchased through a Merrill investment advisory program
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Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
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Shares purchased through the Merrill Edge Self-Directed platform
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Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
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Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
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Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
CDSC Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
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Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
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Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement Return of excess contributions from an Individual Retirement Account (IRA)
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Shares sold due to return of excess contributions from an IRA account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation Shares acquired through NAV reinstatement
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Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
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Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
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Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
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Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.